EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Isle of Capri Casinos, Inc. (the “Company”) on Form 10-Q for the period ended October 28, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Bernard Goldstein, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 6, 2007	/s/ Bernard Goldstein
Bernard Goldstein
Chief Executive Officer